                                                                    Exhibit 10.5
                                                                    ------------


                     THE 2000 AMENDMENT AND RESTATEMENT TO

                           INVESTORS RIGHTS AGREEMENT
                           ==========================




THIS 2000 AMENDMENT AND RESTATEMENT (hereinafter the "Agreement") to the Amendment and Restatement to the Investors Rights Agreement dated June 1 1999 is made as of the 5th day of April, 2000, by and among RTS Software Ltd., an Israeli company (the "Company"), the Investors identified in Schedule 1 attached hereto (the "1996 Investors"), the Investors identified in Schedule 2 attached hereto (the "1998 Investors"), the Investors identified in Schedule 3 attached hereto (the "1999 Investors"), (the 1996 Investors, the 1998 Investors and the 1999 Investors are referred to collectively as the "Existing Investors") the investors identified in Schedule 4 attached hereto (the "New Investors") (the Existing Investors and the New Investors are referred to collectively as the "Investors") and the Founders identified in Schedule 5 attached hereto (the "Founders").

                              W I T N E S S E T H:


WHEREAS the 1996 Investors and the Company have entered into an Investors Rights Agreement dated September 30, 1996 (the "1996 Investors Rights Agreement"); and

WHEREAS the 1996 Investors and the 1998 Investors (other than GE Capital Equity Holdings, Inc. (formerly GE Capital Advent Investment Corp.) ("GE Capital") have entered into an Amendment and Restatement to the 1996 Investors Rights Agreement dated February 27, 1998 (the "1998 Investors Rights Agreement").

WHEREAS the 1996 Investors and the 1998 Investors have entered into an Amendment and Restatement to the 1998 Investors Rights Agreement dated April 22, 1998 (the "Second 1998 Investors Rights Agreement");

WHEREAS the Existing Investors have entered into an Amendment and Restatement to the Second 1998 Investors Rights Agreement dated June 1, 1999 (the "1999 Investors Rights Agreement");

WHEREAS the Investors and the Company wish to amend and restate the 1999 Investors Rights Agreement so that, as of the date first mentioned above, all the provisions of the 1999 Investors Rights Agreement would have no further force or effect and would be replaced by all the provisions of this Agreement as detailed below; and

WHEREAS the Investors are the holders of issued and outstanding Series A Preferred Shares par value NIS 0.1 each of the Company (the "Series A Preferred Shares"), Series B Preferred Shares par value NIS 0.1 each of the Company (the "Series B Preferred Shares"), Series C-1 Preferred Shares par value NIS 0.1 each of the Company (the "Series C-1 Preferred Shares"), the Series C-2 Preferred Shares par value NIS 0.1 each (the "Series C-2 Preferred Shares"), the Company's Convertible Debentures issued under the Loan and Investment Agreement of even date herewith (the "Convertible Debentures") and a portion of the Ordinary Shares par value NIS 0.1 each (collectively with any Ordinary Shares par value NIS 0.1 per share issued upon conversion of the Convertible Debentures, the "Ordinary Shares"). The Series C-1 Preferred Shares and the Series C-2 Preferred Shares shall be referred to herein collectively as the "Series C Preferred Shares" and the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares and any shares (other than Ordinary Shares) issued upon conversion of the Convertible Debentures shall be referred to herein collectively as the "Preferred Shares"); and

WHEREAS the Investors and the Company desire to set forth certain matters regarding the ownership of the shares of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties (or that portion of the parties to the 1999 Investors Rights Agreement required in order to amend the 1999 Investors Rights Agreement) hereby agree that the provisions of the 1999 Investors Rights Agreement would, as of the date first mentioned above, have no further force or effect and would be replaced in its entirety with the provisions detailed below as follows:

1.     Affirmative Covenants
       ---------------------

     1.1.  Delivery of Financial Statements
           --------------------------------

           The Company shall deliver (i) the New Investors, Eucalyptus and Access until the consummation of the Company's IPO (as defined in Section 1.7 below) and (ii) shall otherwise deliver to each Investor, for so long as such Investor is the record holder of Ordinary Shares, or other securities convertible into Ordinary Shares ("Ordinary Share Equivalents"), in either case constituting at least four percent (4%) of the Ordinary Shares (assuming, for purposes of such calculation, the conversion into Ordinary Shares of all Ordinary Share Equivalents):

           1.1.1. As soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year, and statements of income and statements of cash flow of the Company for such year (the "Audited Annual Financial Statements"), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with United States generally accepted accounting principles ("GAAP"), audited by a firm of Independent Certified Public Accountants in the State of Israel who are members of the Israeli Institute of Certified Public Accountants, and accompanied by an opinion of such firm which opinion shall state that such balance sheet and statements of income and cash flow have been prepared in conformity with GAAP, and present fairly in all material aspects the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards.

          1.1.2.   As soon as practicable, but in any event within forty five
                   (45) days after the end of each quarter of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company as at the end of each such period and unaudited consolidated statements of (i) income and (ii) cash flow of the Company for such period (the "Unaudited Quarterly Financial Statements") and, in the case of the first, second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and except as otherwise stated therein, fairly presenting the financial position of the Company as of their date subject to (x) there being no footnotes contained therein and (y) changes resulting from year-end audit adjustments.

          Notwithstanding the foregoing, if reasonably requested by the Clal Group (as defined in Schedule 4 hereto), the Company shall provide the Clal Investors with the Company's Audited Annual Financial Statements within thirty (30) days after the end of each fiscal year of the Company. Without derogating from the provisions of Section 1.6 below, the Clal Group may attach information regarding the Company which is derived from the Company's Audited Annual Financial Statements and Unaudited Quarterly Financial Statements to Clal Group's reports to the extent required in writing by the Israeli Securities Authority provided that the Clal Group has promptly notified in writing the Company of such disclosure requirement at least 20 days prior to making such disclosure; and provided further that the Company has had a reasonable opportunity to contest such disclosure.

     1.2.  Accounting
           ----------

           The Company will maintain and cause each of its Subsidiaries to maintain a system of accounting established and administered in accordance with GAAP (in the case of each Subsidiary (as defined below) in the jurisdiction in which it is incorporated) consistently applied, and will set aside on its books and cause each of its operating Subsidiaries to set aside on its books all such proper reserves as shall be required by GAAP (in the case of each Subsidiary in the jurisdiction in which it is incorporated). For purposes of this Section 1.2, "Subsidiary" means any corporation or entity at least a majority of whose voting securities are at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     1.3.  Insurance
           ---------

           The Company will maintain fire and casualty insurance policies substantially as in effect on the date of this Agreement. In addition to the foregoing, the Company shall maintain from financially sound and reputable insurers (and shall pay all premiums and maintain in full force and effect), term life insurance (with the Company named as beneficiary) on the lives of each of Samuel HaCohen and Vladimir Morgenstern, each in the amount of two million United States dollars ($2,000,000).

     1.4.  Proprietary Information and Non-Competition Agreements
           ------------------------------------------------------

           From and after September 30, 1996, the Company and its subsidiaries have not and will not employ, or otherwise contract with any person who will have access to confidential information with respect to the Company and its operations unless such person has executed and delivered a Proprietary Information and Non-Competition Agreement to the satisfaction (as to substance and form) of the Company's Board of Directors.

     1.5.  Annual Plan; Monthly Report
           ----------------------------

           The management of the Company shall establish annually an operating plan and budget for the Company (the "Annual Plan") in consultation with the Board. The Annual Plan for the following year shall be submitted to the Board of Directors for its approval at least fourteen (14) days prior to the first day of the year covered by such Annual Plan.

           The management of the Company shall submit to the Company's Board of Directors as soon as practicable, but in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company as at the end of such month, and an unaudited estimated consolidated statement of income and statements of cash flow for such month.

     1.6.  Confidentiality
           ---------------

           The Investors agree that any information with respect to the Company or any of its subsidiaries obtained pursuant (a) to this Agreement, the Investment and Loan Agreement dated as of April 5, 2000 (the "Investment and Loan Agreement") and Amendment and Restatement to the Shareholders Agreement dated April 5, 2000 (the "2000 Shareholders Agreement"); (b) the 1999 Investors Rights Agreement, the Second 1998 Investors Rights Agreement and the Share Purchase Agreement (the "1999 Share Purchase Agreement") dated as of June 1, 1999 entered into by and among the purchasers detailed in Schedule 1.1 to that Agreement and the Company; (c) the Second Amendment and Restatement to the Shareholders Agreement (the "1999 Shareholders Agreement") entered into by the parties detailed in Schedules 1, 2 and 3 to that Agreement dated June 1, 1999 and (d) in addition with respect to the 1996 Investors and the 1998 Investors, the information obtained pursuant to the Share Purchase Agreement dated as of April 22, 1998 entered into by and among GE Capital and the Company and the Amendment and Restatement to the Amendment and Restatement to the Shareholders Agreement (the "Second 1998 Shareholders Agreement") entered into by the parties detailed in Schedules 1, 2 and 3 to that Agreement dated as of April 22, 1998, and (e) in addition, with respect to the 1996 Investors and the 1998 Investors, other than GE Capital, the information obtained pursuant to the Share Purchase Agreement dated as of February 26, 1998 entered into by and among the purchasers detailed in Schedule 1.1 to that Agreement and the Company, the information obtained pursuant to the 1998 Investors Rights Agreement and the information obtained pursuant to the Amendment and Restatement to the Shareholders Agreement dated as of February 27, 1998 (the "1998 Shareholders Agreement"), and (f) with respect to the 1996 Investors, the information obtained pursuant to the Share Purchase Agreement dated as of September 30, 1996 entered into by and among the purchasers detailed in Schedule 1.1 to that Agreement and the Company, the information obtained pursuant to the 1996 Investors Rights Agreement and the information obtained pursuant to the Shareholders Agreement entered into by the parties detailed in
           Schedule 1 to that agreement dated as of 30, September, 1996 (the "1996 Shareholders Agreement") except for information which became publicly known not due to any action or inaction of any of the Investors, will not be disclosed without the prior written consent of the Company; provided that, in connection with periodic reports to
                        --------
           their shareholders or partners, the Investors may, without first obtaining such written consent, make general statements, not containing technical information, regarding the nature and progress of the Company's business; and provided further, that the Investors
                                          --------
           may provide summary information regarding the Company's financial information in their reports to the respective shareholders or partners, but may not annex to such reports the full financial information to be provided hereunder by the Company; and provided
                                                                    --------
           further, however, that in the event that an Investor is required to annex financial information obtained to such reports, such Investor shall exert its reasonable efforts to avoid annexing such financial information, in a manner consistent with applicable law and practice, but to the extent that its efforts are unsuccessful, such Investor shall be entitled to annex such financial information to such reports. Notwithstanding the foregoing, GE Capital may disclose such information to its affiliates and permitted transferees pursuant to Section 2.3 of the Shareholders Agreement, solely for purposes of monitoring the performance and prospects of, and managing its investment in, the Company.

     1.7.  Termination of Financial Information Rights
           -------------------------------------------

           The Company's obligation to deliver the financial statements and other information under Section 1.1 shall terminate and shall be of no further force or effect upon the closing of the Company's initial firmly underwritten public offering of its Ordinary Shares pursuant to an effective registration statement under the United States Securities Act of 1933, as amended (the "Securities Act"), or equivalent law of another jurisdiction, at a price per share of not less than six United States Dollars and ninety nine cents ($6.99) (adjusted for share combination or subdivision or other recapitalization of the Company's shares) with net proceeds to the Company of not less than seven million five hundred thousand United States Dollars ($7,500,000) (the "IPO"). Thereafter, the Company shall deliver to the Investors, and its assignees or transferees, such financial information as the Company from time to time provides to other holders of its shares.

     1.8. The STAR Shareholders (as such term is defined in the Shareholders Agreement), ATV (as defined in Schedule 1), the JPV Investors (as such term is defined in Schedule 1), and the Clal Group shall each, at any time that such group not actually designate a director to the Board of Directors, be entitled to designate a non-voting observer to the Company's Board of Directors. Such observer shall be entitled to attend all Board of Directors meetings, shall be entitled to receive all documents and information provided to any director, but will not be entitled to vote at any Board of Directors meeting. Any observer may only be removed from office by the holders who designated such observer. Should such group's holding of the Company's shares be reduced so that such holder holds less than four percent (4%) of the issued and outstanding share capital of the Company (assuming for purposes of such determination, that all options and warrants to purchase the Company's shares have been exercised), then such group will cease to possess the right to designate an observer, and any observer so designated will automatically and without further action be removed from office.

     1.9. In addition, in the event that Bessemer Venture Partners IV L.P. designates a person to the Company's Board of Directors which is not affiliated with the Bessemer Investors (as such a term is defined in Schedule 2 hereto) or any of them and such designee is approved by a majority of the Company's Board of Directors (excluding an existing director designated by Bessemer Venture Partners IV L.P, if any) then the Bessemer Investors would be entitled to designate a non-voting observer to the Company's Board of Directors; provided, however, that such approval by a majority of the other directors shall in no way be a condition to such designee becoming a director or serving as a director. Such observer shall be entitled to attend all Board of Directors meetings, shall be entitled to receive all documents and information provided to any director, but will not be entitled to vote at any Board of Directors meeting. Such observer may only be removed from office by the holders who designated such observer. Should the Bessemer Investors' holding of the Company's shares be reduced to less than four percent (4%) of the issued and outstanding share capital of the Company (assuming for purposes of such determination, that all options and warrants to purchase the Company's shares have been exercised) then such group will cease to possess the right to designate an observer, and any observer so designated will automatically and without further action be removed from office.

     1.10. GE Capital shall be entitled to designate a non-voting observer to the Company's Board. Such observer, who shall be selected by GE Capital and approved by the Company's Board (which approval shall not be unreasonably withheld), shall be entitled to attend all Board meetings, shall be entitled to receive all documents and information provided to any director, but will not be entitled to vote at any Board meeting. Such observer may only be removed from office by GE Capital. Should the holdings of GE Capital (together with its permitted transferees pursuant to Section 2.3 of the Shareholders Agreement) in the aggregate be reduced to less than two percent (2%) of the issued and outstanding share capital of the Company (assuming for purposes of such determination, that all options and warrants to purchase the Company's shares have been exercised), then such group will cease to possess the right to designate an observer, and any observer so designated will automatically and without further action be removed from office. The documents and other information received by the GE Capital observer pursuant to this paragraph shall be used by such observer and by GE Capital and its affiliates and permitted transferees pursuant to Section 2.3 of the Shareholders Agreement, solely for purposes of monitoring the performance and prospects of and managing their investment in the Company.

2.   Pre-emptive Right
     -----------------

     Until the IPO, the Company hereby grants to each Investor rights of first refusal to purchase such Investor's pro-rata share (or any portion thereof) of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. The Investor's pro rata share shall be the ratio of the number of shares of the Company's Ordinary Shares (assuming for purposes of this Section that all Preferred Shares have been converted into Ordinary Shares) then held by the Investor as of the date of the Rights Notice (as defined in Section 2(b)), to the sum of the total number of Ordinary Shares outstanding as of such date.

     This right of first refusal shall be subject to the following provisions:

(a) "New Securities" shall mean any Ordinary Shares or Preferred Shares of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said Ordinary Shares or Preferred Shares, and securities of any type whatsoever that are, or may become, convertible into said Ordinary Shares or Preferred Shares; provided, however, that "New
                                                    --------  -------
     Securities" shall not include (i) securities issuable upon conversion of Preferred Shares; (ii) securities offered to the public in the IPO; (iii) securities issued in connection with the acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, consolidation, purchase of all or substantially all of the assets, or other reorganization as a result of which the Company owns not less than fifty percent (50%) of the voting power of such corporation; (iv) the Company's Ordinary Shares or Preferred Shares issued in connection with any stock split, stock dividend, recapitalization, reclassification or similar event by the Company; (v) securities authorized by the Company's Board of Directors (including the affirmative vote of at least two (2) of the Directors appointed by the holders of Preferred Shares) to be issued in connection with the acquisition of assets by the Company or supply arrangements for the Company; (vi) Ordinary Shares or options, or any other securities convertible into Ordinary Shares to be issued to employees, directors, contractors, or consultants of the Company in accordance with the Board of Directors' resolutions; (vii) securities issued to a Strategic Investor (as defined below); (viii) securities issued upon the exercise of outstanding options and warrants or any other convertible securities granted at or prior to the date of the Closing of the Investment and Loan Agreement; or (ix) securities to be sold and issued by the Company which securities have been exempt from the definition of "New Securities" by a resolution unanimously adopted, in the best interest of the Company, by all the directors lawfully entitled to vote on such a resolution.

     "Strategic Investor" in this Agreement shall mean an investor which is capable of materially contributing, directly or indirectly, (other than by investing capital in the Company) to the Company's marketing, distribution or sales and which is approved as such by at least two of the Directors appointed by the holders of Preferred Shares of which one is the Preferred C-1 Director (as defined in the Company's Articles of Association).

(b) If the Company proposes to issue New Securities, it shall give the Investors written notice (the "Rights Notice") of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and the number of shares that the Investor has the right to purchase under this Section 2. Each Investor shall have twenty-one
     (21) days from delivery of the Rights Notice to agree to purchase (i) all or any part of its pro-rata share of such New Securities and (ii) all or any part of the pro-rata share of any other shareholder (including for this purpose any permitted transferee of such holder) entitled to such rights to the extent that such other shareholder does not elect to purchase its full pro-rata share, in each case for the price and upon the general terms specified in the Rights Notice, by giving written notice to the Company setting forth the quantity of New Securities to be purchased. If the Investors who elect to purchase their full pro-rata shares also elect to purchase in the aggregate more than 100% of the New Securities, such New Securities shall be sold to such Investors in accordance with their respective pro-rata shares.

(c) If the Investors fail to exercise in full the right of first refusal within the period or periods specified in Section 2(b), the Company shall have ninety (90) days after delivery of the Rights Notice to sell the unsold New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. If the Company has not sold the New Securities within said ninety (90) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

(d) The pre-emptive right mentioned herein shall not be in addition to the pre-emptive right described in Article 11(b) of the Articles of Association adopted as of the date of this Agreement, but shall be subject to the provisions of such Article 11(b).

3.   Registration
     ------------

     The following provisions govern the registration of the Company's securities:

     3.1.  Definitions
           -----------

           As used in this Agreement, the following terms have the following meanings:

           "Form S-3" means Form S-3 or Form F-3 under the Securities Act, as in
            --------
           effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

           "Founders" means: Samuel HaCohen, Vladimir Morgenstern Yitzhak Chemo,
            --------
           Shimon Katz and Sequel Technology Ltd.

           "Founders' Shares" means all Ordinary Shares owned by the Founders.
            ----------------

           "Holder" means any holder of outstanding Registrable Shares or shares
            ------
           convertible into Registrable Shares who acquired such Registrable Shares or shares convertible into Registrable Shares in a transaction or series of transactions not involving any registered public offering.

           "Initiating Holders" means Holders holding more than fifty percent
           ------------------

           (50%) of the Registrable Shares, assuming for purposes of such determination the conversion of all shares convertible into Registrable Shares.

           "Register," "registered" and "registration" refer to a registration
            ---------   ----------       ------------
           effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement, or the equivalent actions under the laws of another jurisdiction.

           "Registrable Shares" means all Ordinary Shares issuable upon
            ------------------
           conversion of the Preferred Shares and Convertible Debentures, all Ordinary Shares issued by the Company in respect of such shares and all Ordinary Shares that the Investors may hereafter purchase pursuant to their warrants, preemptive rights or rights of first refusal, or Ordinary Shares issued on conversion or exercise of other securities so purchased; provided, however, that any Ordinary Shares
                                    --------
           that could be sold by the holder thereof (in accordance with applicable law) within six (6) months without the registration of such shares, shall not be deemed to be Registrable Shares.

           "SEC" means the U.S. Securities and Exchange Commission.
            ---

     3.2.  Incidental Registration
           -----------------------

           If the Company at any time proposes to register any of its securities, other than in a demand registration under Section 3.3 of this Agreement, it shall give notice to the Holders and Founders of such intention. Upon the written request of any Holder or Founder given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Shares or Founders' Shares, as the case may be, indicated in such request, so as to permit the disposition of the shares so registered. Notwithstanding any other provision of this Section 3.2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first shares held by shareholders other than the Holders and Founders (pro rata to the total number of Registrable Shares held by each of the Holders of such group), then shares held by the Founders (pro rata to the total number of Registrable Shares held by each of the Holders of such group), then to the extent necessary, shares held by the Holders (pro rata to the respective total number of Registrable Shares held by each of the Holders).

     3.3.  Demand Registration
           -------------------

           At any time during the period beginning one (1) year following the closing of the IPO, (a) the Initiating Holders may request in writing that all or part of the Registrable Shares shall be registered for trading on any securities exchange on which the Company's shares are otherwise traded, and (b) after the Company has completed at least one (1) registration at the request of the Holders, the Founders holding a majority of the Founders' Shares may request in writing that all or part of the Founders Shares shall be registered for trading on any securities exchange on which the Company's shares are otherwise traded. Any request under this Section must request the registration of shares in a minimum amount of five million United States dollars ($5,000,000) (or, if on Form S-3, one million United States dollars ($1,000,000)). Within twenty (20) days after receipt of any such request, the Company shall give written notice of such request to the other Holders (and following the first such registration, the Founders) and shall include in such registration all Registrable Shares (and following the first such registration, the Founders Shares) held by all such Holders (or following the first such registration, the Founders) who wish to participate in such demand registration and provide the Company with written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice. Thereupon, the Company shall effect the registration of all Registrable Shares (and, in the case of a request submitted by the Founders, Founders Shares) as to which it has received requests for registration for trading on the securities exchange specified in the request for registration; provided, however, that the Company
                                        --------
          shall not be required to effect any registration under this Section
          3.3 within a period of twelve (12) months following the effective date of a previous registration. Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Holders (and following the first such registration, the Founders) in writing that marketing factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, first shares held by shareholders other than the Holders and Founders (pro rata to the total number of Registrable Shares held by each of the Holders of such group), then shares which the Company may wish to register for its own account, then shares held by the Founders (pro rata to the total number of Registrable Shares held by each of the Holders of such group) and thereafter, to the extent necessary, shares held by the Holders (pro rata to the respective total number of Registrable Shares held by each of the Holders), provided, however,
                                                           --------
          that in any event all Registrable Shares must be included in such registration prior to any other shares of the Company. The Company shall not register securities for sale for its own account in any registration requested pursuant to this Section 3.3 unless permitted to do so by the written consent of Holders (or, in the case of a registration requested by Founders, Founders) who hold at least 66% of the Registrable Shares (or, in the case of a registration requested by Founders, Founders Shares) as to which registration has been requested. The Company shall not be required to effect more than four
          (4) registrations at the request of the Initiating Holders under this
          Section 3.3 and two (2) registrations at the request of the Founders under this Section 3.3.

     3.3A Notwithstanding the provisions of Section 3.2 and 3.3 hereof, if the Company consummates a subsequent investment in the Company's share capital yielding to the Company gross proceeds of at least US$10 million of which at least US$5 million are invested by third parties who are not shareholders of the Company prior to such investment ("Private Placement") then, the holders of the Convertible Debentures shall be entitle to the same registration rights granted to the investors in such Private Placement.

     3.4. Designation of Underwriter
          --------------------------

          (a)  In the case of any registration effected pursuant to Section 3.3,
               (i) the majority of the Holders participating shall have the right to designate the managing underwriter(s) in any underwritten offering provided that such managing underwriter(s) shall be either one of the Lead Underwriter or Co-Manager in the Company's IPO or an underwriter which is among the twenty (20) leading underwriting firms as measured by revenues and (ii) the Company and all Holders and Founders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

          (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering and any Holders or Founders participating in such underwritten registration shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

     3.5. Expenses
          --------

          All expenses incurred in connection with any registration under
          Section 3.2 and Section 3.3 (including the preparation of the registration statement) shall be borne by the Company; provided,
                                                                 --------
          however, that each of the Holders or Founders participating in such
          -------
          registration shall pay its pro rata portion of the fees, discounts or commissions payable to any underwriter and any fees of counsel to such Holders or Founders.

     3.6. Indemnification
          ---------------

          In the event any Ordinary Shares are included in a registration statement in accordance herewith:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each one of the Holders and/or Founders, the partners, officers, directors and shareholders of each one of the Holders and/or Founders, legal counsel and accountants for each one of the Holders and/or Founders, any underwriter (as defined in the Securities Act) for such Holder and/or Founder and each person, if any, who controls Holder and/or Founder or underwriter within the meaning of the Securities Act or the 1934 Act against any losses, expenses, claims, damages, or liabilities to which they become subject under the Securities Act, the 1934 Act or other United States federal or state laws or the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold, insofar as such losses, expenses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any Federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law, or any of the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold or any rule or regulation thereunder; and the Company will reimburse each such Holder, Founder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 3.6(a), shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the Holders and/or Founders, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by the Holders and/or Founders, underwriter or controlling person provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder and/or Founder or underwriter, or any person controlling such Holder and/or Founder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder and/or Founder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) To the extent permitted by law, each selling Holder and/or Founder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, and any Holder and/or Founder selling securities in such registration statement or any directors or officers or any persons controlling such parties, against any losses, claims, expenses, damages, or liabilities to which any of the forgoing persons become subject under the Securities Act, the 1934 Act or other United States federal or state securities law, or any of the securities laws of the State of Israel or any other jurisdiction in which the Registrable Shares are sold, insofar as such losses, expenses, claims, damages, liabilities (or actions in respect thereto) arise out of or are based upon any Violation (including alleged Violation), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder and/or Founder expressly for use in connection with such registration; and each such Holder and/or Founder will reimburse any persons intended to be indemnified pursuant to this section 3.6(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders and/or Founders, which consent shall not be unreasonably withheld: provided that in no event shall any indemnity under this Section 3.6(b) exceed the gross proceeds from the offering received by such Holder and/or Founder.

          (c) Promptly after receipt by an indemnified party under this Section 3.6(c) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party in writing within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnifying party under this Section 3.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.6.

          (d) if the indemnification provided for in this Section 3.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions relating to indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company, the Holders and the Founders under this Section 3.6 shall survive the completion of any offering of Registrable Shares and/or Founders Shares in a registration statement under this Section 3.

     3.7. Obligations of the Company
          --------------------------

          Whenever required under this Section 3 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as possible:

          3.7.1. prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for a period of up to nine
                    (9) months or, if sooner, until the distribution contemplated in the Registration Statement has been completed.

          3.7.2. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement.

          3.7.3. furnish to the Holders or the Founders, as the case may be, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

          3.7.4. use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or the Founders, as the case may be, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          3.7.5. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder or Founder, as the case may be, participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          3.7.6. notify each holder of Registrable Shares or Founders' Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          3.7.7. cause all Registrable Shares or Founders' Shares registered pursuant thereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          3.7.8. provide a transfer agent and registrar for all Registrable Shares or Founders' Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares or Founders Shares, in each case not later than the effective date of such registration.

          3.7.9. furnish, at the request of any Holder or Founder requesting registration of Registrable Shares or Founders' Shares, as the case may be, pursuant to this Section 3, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

     3.8. Reports Under Securities Exchange Act of 1934.
          ---------------------------------------------

          With a view to making available to the Holders and Founders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder or Founder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the IPO;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the foregoing subsections 3.8(a) and 3.8 (b).


    3.9.  Assignment of Registration Rights
          ---------------------------------

          Any of the Holders or Founders may assign its rights to cause the Company to register Shares pursuant to this Section 3 to a transferee or transferees of all or any part of its Registrable Shares or Founders' Shares. The transferor shall, within twenty (20) days after such transfer, furnish the Company with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned, and the transferee's written agreement to be bound by this Section 3.

    3.10. Rights that may be Granted to Subsequent Investors
          --------------------------------------------------

          The Company may grant to investors in the Company only such rights of registration as shall be approved by a majority of the Board of Directors (which majority includes the affirmative vote of two of the Directors designated by the holders of Preferred Shares).

    3.11. Lock-Up
          -------

          In any registration of the Company's shares all Holders and Founders agree that any sales of Registrable Shares or Founders Shares may be subject to a "lock-up" period restricting such sales beginning thirty
          (30) days prior to, and (i) for up to one hundred and eighty (180) days following in the case of the Company's IPO or (ii) ninety (90) days in the case of any offering initiated during the period of two
          (2) years following the IPO, and all Holders will agree to abide by such customary "lock-up" period within the foregoing time limits as is required by the underwriter in such registration.

4.  Negative Covenants
    ------------------

    Until an IPO, the Investors agree that except as otherwise required by law, all the following decisions of the Company will be brought first to the Board of Directors of the Company for its approval and that in the event they participate in a vote on one of the matters described in this Section, they shall vote their Shares in the Company, and shall use their best efforts to cause the directors of the Company designated by each of them, in order that the Company shall not, without (if such decision may be taken by the Investors) the affirmative vote of the holders of record of at least sixty six and two thirds percent (662/3%) of the outstanding Preferred A Shares, Preferred B Shares and Preferred C Shares (all such Preferred Shares voting as one class) and the affirmative vote of the holders of record of at least sixty six and two thirds percent (662/3%) of the outstanding shares of Ordinary Shares, (voting as a separate class), and without (when the decision is brought to the Board of Directors) the consent of one of the Preferred Shares Directors (as defined in Section 6 of the Shareholders Agreement) and one of the Management Shares Directors (as defined in Section 6 of the Shareholders Agreement):

(i) adopt any amendment of the Memorandum or Articles of Association of the Company or any other action which would have the effect of amending the specific rights, preferences or privileges of the Preferred Shares;

(ii) authorize or issue any equity securities of any class with rights equal to or superior to those of the shares of Preferred Shares or other securities convertible into such securities, nor enter into any contract or grant any option for the issue of any such securities;

(iii) merge with or consolidate into any corporation, firm or entity, or sell or otherwise dispose of all or substantially all of its assets;

(iv)   increase the number of Directors above eight (8);

(v) declare or pay any dividend or other distribution of cash, shares, or other assets to the Company's shareholders in their capacity as such; and

(f) appoint or remove from office either of the Company's legal adviser and/or auditors.

     For the purposes of this Section 4 the holders of the Convertible Debentures shall be entitled to vote as if the Convertible Debentures held thereby have been converted into Series C-2 Preferred Shares at a conversion price of $10 per share.

5.     Expenses
       --------

       The Company shall reimburse its members of the Board of Directors for overseas expenses incurred by directors in connection with overseas travel in order to participate in the Board of Directors meetings.

6.     Miscellaneous
       -------------

       6.1. Further Assurances
            ------------------

            Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

       6.2. Governing Law; Jurisdiction
            ---------------------------

            This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court for any such dispute.

       6.3. Successors and Assigns; Assignment
            ----------------------------------

            Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of each party to this Agreement, with the exception of (a) assignments and transfers between the Investors, (b) assignments and transfers from an Investor to any other entity which controls, is controlled by or is under common control with, such Investor, (c) as to any Investor which is a partnership, in addition, assignments and transfers to its partners and to affiliated partnerships managed by the same management company or managing general partner or by an entity which controls, is controlled by, or is under common control with, such management company or managing general partner; (d) as to any shareholder's partner which is a limited liability company, following assignments and transfers by such shareholder to its partners which are limited liability companies, such limited liability companies may make assignments and transfers to such limited liability companies' respective members, or (e) as to GE Capital, any permitted transferee pursuant to Section 2.3 of the Shareholders Agreement; provided, however, that any transfers/assignment according to (c) and (d) above shall be permissible only provided that all said partners and company members of such partners nominate a single individual or a single entity as their representative to serve as such until the Company's IPO, with respect to all their affairs with the Company, which representative shall be their proxy and agent until the IPO to act in their name in all matters related to their rights as shareholders in the Company and provided further that any assignment of any rights or obligations by any of the parties to this Agreement to any assignee shall be permissible only if the party assigning rights or obligations has transferred all of the shares of the Company held by it/him to such assignee.

            Notwithstanding anything contained in this Agreement to the contrary, in the event GE Capital transfers more than 256,410 Ordinary Shares (or Series C-1 Preferred Shares or warrants convertible or exercisable for such number of Ordinary Shares) to any person or entity (other than to a permitted transferee pursuant to Section 2.3 of the Shareholders Agreement), such transferee may, at the request of GE Capital, upon execution of appropriate documentation, become a party to this

            Agreement, with all the rights and obligations of a holder of the class (or classes) of securities then held by it (but without any of the rights specifically provided herein only to GE Capital), and such transferee and its subsequent transferees shall have the same right to transfer its rights hereunder to any transferee of all of its securities issued by the Company.

       6.4. Entire Agreement; Amendment and Waiver
            --------------------------------------

            This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the parties or any of them and supersedes any prior agreement between the parties or any of them with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only following written notice to all of the Investors and with the written consent of (a) Investors holding at least ninety percent (90%) in interest of the Ordinary Shares (not including Ordinary Shares received upon conversion of Preferred Shares), (b) Investors holding at least ninety percent (90%) in interest of the Preferred A Shares and Preferred B Shares (including all Ordinary Shares received upon conversion of Preferred A Shares and Preferred B Shares), (voting together as a single class), and (c) Investors holding at least ninety percent (90%) in interest of the Preferred C Shares (including all Ordinary Shares received upon conversion of Preferred C Shares).

       6.5. Notices
            -------

            All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger if sent to an address within Israel, or by Courier Service (such as Federal Express) if sent to an address outside of Israel, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:


               if to the 1996 Investors: to the addresses set forth in Schedule
               1

               if to the 1998 Investors: to the addresses set forth in Schedule
               2.

               if to the 1999 Investors: to the addresses set forth in Schedule
               3.

               if to the New Investors: to the address set forth in Schedule 4.

               if to the Founders:   to the addresses set forth in Schedule 5.

               if to the Company:    RTS Software Ltd.
                                     Science Based Industries Campus
                                     P.O. Box 23504, Jerusalem 91230, Israel

                                     Facsimile: 972-2-5815-507

            or such other address with respect to a party as such party shall notify by ten (10) days advance written notice to each other party in writing as above provided. Any notice sent in accordance with this Section 6.5 shall be effective (i) if mailed five (5) business days after mailing, (ii) if sent by messenger, upon receipt, and
            (iii) if sent via telecopier, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day on the first business day following transmission and electronic confirmation of receipt).

       6.6. Delays or Omissions
            -------------------

            No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

       6.7. Severability
            ------------

            If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be
            --------
            interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

       6.8. Counterparts
            ------------

            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

       6.9. Administration of Certain Investors
            -----------------------------------

            For purposes of administrative simplicity, any right of the STAR Investors (as defined in Schedule 1), hereunder shall be exercised by SVM STAR Venture Capital Management Ltd. ("SVM"), and each of the STAR Investors hereby appoints SVM as its agent and proxy for such purposes. For purposes of determining the availability of any right or the applicability of any limitation under this Agreement, all Ordinary Shares or Preferred Shares, as the case may be, held by any of the STAR Investors (as defined in Schedule 1) and any transferee of any STAR Investor permitted under Section 8.3 of that certain Share Purchase Agreement dated as of February 26, 1998 entered into by and among the purchasers detailed in Schedule 1.1 to that agreement and the Company, shall be aggregated and the STAR Investors and any such transferees be viewed as a single Investor. For purposes of determining the availability of any right or the applicability of any limitation under this Agreement, all Ordinary Shares or Preferred Shares, as the case may be, held by Clal Venture Capital Ltd., Clalit Capital Fund, Clal Industries and Investments and by Clal Electronics Industries Ltd. and any assignee thereof shall be aggregated and the Clal Investors (as defined in Schedule
            1) and any such transferee be viewed as a single Investor. For purposes of determining the availability of any right or applicability of any limitation under this Agreement, all Ordinary Shares or Preferred Shares, as the case may be, held by Jerusalem Pacific Ventures (1994) Ltd. and Unicycle Trading Company and any assignee thereof shall be aggregated and the JPV Investors (as defined in Schedule 1) and any such transferees be viewed as a single Investor and for the purposes of administrative simplicity any rights of the JPV Investors (as defined in Schedule 1) hereunder shall be exercised by Jerusalem Pacific Ventures (1994) L.P. and Unicycle Trading Company hereby appoints Jerusalem Pacific Ventures
            (1994) L.P. as its agent and proxy for such purposes. For purposes of determining the availability of any right or the applicability of any limitation under this Agreement, all Ordinary Shares or Preferred Shares, as the case may be, held by Bessemer Venture Investors L.P., Bessemer Venture Partners IV L.P. or Bessec Ventures IV L.P., and any assignee of Bessemer Venture Investors L.P., Bessemer Venture Partners IV L.P. or Bessec Ventures IV L.P., shall be aggregated and the Bessemer Investors (as defined in Schedule 2) and any such transferees be viewed as a single Investor and for the purposes of administrative simplicity any rights of the Bessemer Investors (as defined in Schedule 2) hereunder shall be exercised by Bessemer Venture Partners IV L.P. and each of the Bessemer Investors hereby appoints Bessemer Venture Partners IV L.P. as its agent and proxy for such purposes. For purposes of determining the availability of any right or applicability of any limitation under this Agreement, all Ordinary Shares or Preferred Shares, as the case may be, held by GE Capital or any permitted transferee thereof pursuant to Section 2.3 of the Shareholders Agreement, shall be aggregated and viewed as a single investor and for the purposes of administrative simplicity any rights of such Investors hereunder shall be exercised by GE Capital. For the purpose of determining the availability of any right or the applicability of any limitation under this Agreement, all Ordinary Shares and Preferred Shares held by any of Eucalyptus Ventures L.P., Eucalyptus Ventures (Cayman) L.P., Eucalyptus Ventures Affiliate Fund L.P., Eucalyptus Ventures (Israel) L.P. and Access Technology

            Partners L.P. and their permitted assignees shall be aggregated and the Eucalyptus Investors (as defined in Schedule 3) and any such permitted assignees shall be viewed as a single Investor and for the purposes of administrative simplicity, any rights of the Eucalyptus Investors (as defined in Schedule 3) hereunder shall be exercised by Eucalyptus Venture Management LLC and each of the Eucalyptus Investors hereby appoints Eucalyptus Venture Management LLC as its agent and proxy for such purposes.

    6.10.   Titles, Subtitles, Preamble and Schedules
            -----------------------------------------

            The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The preamble and Schedules are an integral and inseparable part of this Agreement.

    6.11.   Prior Agreement
            ---------------

            This Agreement supersedes the 1999 Amendment and Restatement to Investors Rights Agreement, Second 1998 Amendment and Restatement to Investors Rights Agreement, the Amendment and Restatement to the Investors Rights Agreement dated as of February 27, 1998 and the Investors Rights Agreement dated as of September 30, 1996, among the Company and certain of the Investors (and their predecessors in interest).


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.

RTS Software Ltd.

By:  _______________________________



____________________________________
Clal Industries and Investments Ltd.

By:  _______________________________


____________________________________
Clal Electronics Industries Ltd.

By:  _______________________________


____________________________________
The Challenge Fund - Etgar II L.P.

By:  _______________________________


____________________________________
Koonras Technologies Ltd.

By:  _______________________________


____________________________________
Dubfam Investments Ltd.

By:  _______________________________


____________________                    ___________________
Eucalyptus Ventures L.P.                Eucalyptus Ventures (Cayman) L.P.
by its General Partner Eucalyptus       by its General Partner Eucalyptus
Venture Management L.L.C.               Venture Management L.L.C.


____________________                    ___________________
Eucalyptus Ventures (Israel) L.P.       Eucalyptus Ventures Affiliate Fund L.P.
by its General Partner Eucalyptus       its General Partner Eucalyptus
Venture Management L.L.C.               Venture Management L.L.C.


                                          Bessemer Venture Partners IV L.P.
GE Capital Equity Holdings, Inc.

By_______________________________       By        Deer IV & Co. LLC

  Bessemer Venture Investors L.P.       By: _______________________________

by        Deer IV & Co. LLC
by_______________________________

                                        ___________________________________
_________________________________         Bessec Ventures IV L.P.
Link Technologies Venture Capital
1 LLC.

by_______________________________
                                        by        Deer IV & Co. LLC
                                        by_________________________________


_________________________________       ___________________________________
SVE STAR Ventures Enterprises           SVE STAR Ventures Enterprises No
No III, A German Civil Law              IIIa, a German Civil Law Partnership
Partnership (with Limitation of         (with Limitation of liability)
liability)
By: SVM STAR Ventures                   By: SVM STAR Ventures
Management GMBH No.3                    Management GMBH No.3

by:______________________________       by: _______________________________


_________________
SVM STAR Ventures                       ___________________________________
Managementgesellschaft mbH              SVE STAR Ventures Enterprises No
No.3 & Co Beteiligungs KG               V,A German Civil Law partnership
                                        (with Limitation of liability)
By: SVM STAR Ventures
Management GMBH No.3                    By: SVM STAR Venture
                                        Management GMBH No.3

by:______________________________
                                        by:________________________________

                                        _____________________
                                        SVM Star Venture Management
                                        GmbH No.3

                                        by:________________________________

_________________________________       ___________________________________
Jerusalem Pacific Ventures (1994)       Clal Venture Capital L.P..

L.P.

by:___________________________          by:______________________________


______________________________
Unicycle Trading Company L.P.

by:___________________________

______________________________          _________________________________
Clalit Capital Fund L.P.                Advanced Technology Ventures IV
                                        L.P.

by:___________________________          by:______________________________


______________________________
STAR Management of Investments
 (1993) Limited Partnership

by:___________________________


______________________________          _________________________________
One Liberty Fund III L.P.               Gilde IT Fund B.V.

By:___________________________          By:______________________________


______________________________          _________________________________
Leumi & Co. Investment Bankers          Inter Cosma Ltd.
Ltd.

by:___________________________          by:______________________________


______________________________          _________________________________
Courses Technology Investments          Steps Technology Investments Ltd.
Ltd.

by:___________________________          by:______________________________



        ____________________                   _____________________
           Samuel HaCohen                      Sequel Technology Ltd.


        ____________________            by:______________________________

            Shimon Katz

        ____________________                   _____________________
            Yizhak Chemo                       Vladimir Morgernstern



________________________________        __________________________________
Hambrecht & Quist California            Hambrecht & Quist Employee Venture
by its                                  Fund, L.P. II
                                        by its General Partner Hambrecht &
                                        Quist Venture Management, L.L.C.

________________________________        __________________________________
Access Technology Partners, L.P.        Access Technology Partners Brokers
by its General Partner Access           Fund, L.P.
Technology Management, L.L.C.           by its General Partner Hambrecht &
and by its Managing Member              Quist Venture Management L.L.C.
Hambrecht & Quist Venture
Management, L.L.C.


________________________________        __________________________________
Hambrecht & Quist RTS Software          Migdal Eshcol Financim Ltd.
Investors, LLC
By:_____________________________        By:_______________________________

                                   SCHEDULE 1

                               THE 1996 INVESTORS

SVE STAR Ventures Enterprises No III , A German Civil Law Partnership (with Limitation of liability);
Possartsrasse 9
D-81679 Munich, Germany

SVE STAR Ventures Enterprises No IIIa, a German Civil Law Partnership (with Limitation of liability)
Possartsrasse 9
D-81679 Munich, Germany

SVM Star Venture Management GmbH No.3
Possartsrasse 9
D-81679 Munich, Germany

SVM STAR Ventures Managementgesellschaft mbH No.3 & Co. Beteiligungs KG Possartsrasse 9
D-81679 Munich, Germany

SVE STAR Ventures Enterprises No. V, A German Civil Law partnership (with Limitation of liability)
Possartsrasse 9
D-81679 Munich, Germany

STAR Management of Investments (1993) Limited Partnership
11 Galgalei Haplada St., Herzelia Pituach

(the "STAR Investors")

Clal Venture Capital L.P.
Clal Building,
Kiriat Atidim,
Tel Aviv, Israel
("Clal Venture Capital")

Clalit Capital Fund L.P.
Clal Building,
Kiriat Atidim,
Tel Aviv, Israel
("Clalit")

Jerusalem Pacific Ventures (1994) L.P.
505 Sansome St. (15th floor)
San francisco, CA 94111

Unicycle Trading Company L.P.
611 No. Oakhurst Drive
Beverly Hills, CA 90210

(hereinafter the "JPV Investors")

Advanced Technology Ventures IV L.P.
485 Ramona St. (Suite 200)
Palo Alto, CA 94301
("ATV")

One Liberty Fund III L.P.
Newtonlaan 91, PO Box 85067, the Netherlands

Gilde IT Fund B.V.
Newtonlaan 91, PO Box 85067, the Netherlands

Leumi & Co. Investment Bankers Ltd.
25 Kalisher St. Tel Aviv

InterCosma Ltd.
Atarot PO Box 1365, Jerusalem

Courses Technology Investments Ltd.
9 Achad Haam St., Tel Aviv

Steps Technology Investments Ltd.
9 Achad Haam St., Tel Aviv

                                  SCHEDULE 2

                              THE 1998 INVESTORS



GE Capital Equity Holdings, Inc.
120 Long Ridge Road
Stamford CT 06927
USA

(hereinafter "GE Capital")

Bessemer Venture Investors L.P.
c/o Bessemer Venture Partners
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

Bessemer Venture Partners IV L.P.
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

Bessec Ventures IV L.P.
c/o Bessemer Venture Partners
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

(hereinafter: the "Bessemer Investors")

Link Technologies Venture Capital I LLC.
200 West Ninth Street Plaza, Wilmington
Delaware 19801, USA

SVE STAR Ventures Enterprises No III, A
German Civil Law Partnership
(with Limitation of liability);
Possartsrasse 9
D-81679 Munich, Germany

SVE STAR Ventures Enterprises No IIIa, a
German Civil Law Partnership
(with Limitation of liability)
Possartsrasse 9
D-81679 Munich, Germany

SVM Star Venture Management GmbH No.3
Possartsrasse 9

D-81679 Munich, Germany

SVM STAR Ventures Managementgesellschaft mbH No.3 & Co. Beteiligungs KG
Possartsrasse 9
D-81679 Munich, Germany

SVE STAR Ventures Enterprises No. V,A
German Civil Law partnership (with Limitation of liability)
Possartsrasse 9
D-81679 Munich, Germany

STAR Management of Investments (1993)
Limited Partnership
11 Galgalei Haplada St., Herzelia Pituach

(the "STAR Investors")

Clal Venture Capital L.P.
Clal Building
Kiriat Atidim,
Tel Aviv, Israel

Clalit Capital Fund L.P.
Clal Building
Kiriat Atidim,
Tel Aviv, Israel

Jerusalem Pacific Ventures (1994) L.P.
505 Sansome St. (15th floor)
San francisco, CA 94111

Advanced Technology Ventures IV L.P.
485 Ramona St. (Suite 200)
Palo Alto, CA 94301

Gilde IT Fund B.V.
Newtonlaan 91, PO Box 85067, the Netherlands

Courses Technology Investments Ltd.
9 Achad Haam St., Tel Aviv

Steps Technology Investments Ltd.
9 Achad Haam St., Tel Aviv

                                  SCHEDULE 3

                              THE 1999 INVESTORS


Eucalyptus Ventures L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Eucalyptus Ventures (Cayman) L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Eucalyptus Ventures (Israel) L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Eucalyptus Ventures Affiliate Fund L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Hambrecht & Quist California
One Bush Street
San Francisco, CA 94104
United States

Hambrecht & Quist Employee Venture Fund L.P. II
One Bush Street
San Francisco, CA 94104
United States

Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
United States

Access Technology Partners Brokers Fund L.P.
One Bush Street
San Francisco, CA 94104
United States

Hambrecht & Quist RTS Software Investors, LLC
One Bush Street
San Francisco, CA 94104
United States

Samuel HaCohen
15 Ben Zeev St., Jerusalem

Leumi & Co. Investment Bankers Ltd.
25 Kalisher St. Tel Aviv

Advanced Technology Ventures IV L.P.
485 Ramona St. (Suite 200)
Palo Alto, CA 94301

Link Technologies Venture Capital I LLC.
200 West Ninth Street Plaza, Wilmington
Delaware 19801, USA

Bessemer Venture Partners IV L.P.
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

Bessec Ventures IV L.P.
c/o Bessemer Venture Partners
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

GE Capital Equity Holdings, Inc.
120 Long Ridge Road
Stamford CT 06927
USA

                                  SCHEDULE 4

                               THE NEW INVESTORS



Clal Electronics Industries Ltd.
Clal Building,
Kiriat Atidim,
Tel Aviv, Israel

Clal Industries and Investments Ltd.
Clal Building,
Kiriat Atidim,
Tel Aviv, Israel

Clalit Capital Fund L.P.
Clal Building,
Kiriat Atidim,
Tel Aviv, Israel

(collectively with Clal Venture Capital, the "Clal Group" or the "Clal
Investors")

The Challenge Fund-Etgar II L.P.
1 Ha'shikma Street
Savyon, Israel 56530

Koonras Technologies Ltd.
21 Ha'arba'a Street,
Tel Aviv, Israel

Dubfam Investments Ltd.
284 Musgrave Road, Berea,
Durban, South Africa

InterCosma Ltd
Atarot PO Box 1365, Jerusalem

Migdal Eshcol Financim Ltd.
26 Saadia Gaon Street
Tel Aviv, Israel

Jerusalem Pacific Ventures (1994) L.P.
505 Sansome St. (15th floor)
San francisco, CA 94111

Unicycle Trading Company L.P.
611 No. Oakhurst Drive

Beverly Hills, CA 90210

Advanced Technology Ventures IV L.P.
485 Ramona St. (Suite 200)
Palo Alto, CA 94301

Link Technologies Venture Capital I LLC
200 West Ninth Street Plaza, Wilmington
Delaware  19801, USA

Bessemer Venture Partners IV L.P.
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

Bessemer Venture Investors L.P.
c/o Bessemer Venture Partners
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

Bessec Ventures IV L.P.
c/o Bessemer Venture Partners
1025 Old County Road, Suite 205
Westbury, NY
11590 USA

GE Capital Equity Holdings, Inc.
120 Long Ridge Road
Stamford CT 06927
USA

Eucalyptus Ventures L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Eucalyptus Ventures(Cayman) L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd
Tel Aviv 66883
Israel

Eucalyptus Ventures (Israel) L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Eucalyptus Ventures Affiliate Fund L.P.
c/o Eucalyptus Venture Management L.L.C.
46 Rothschild Blvd.
Tel Aviv 66883
Israel

Hambrecht & Quist California
One Bush Street
San Francisco, CA 94104
United States

Hambrecht & Quist Employee Venture Fund L.P. II
One Bush Street
San Francisco, CA 94104
United States

Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
United States

Access Technology Partners Brokers Fund L.P.
One Bush Street
San Francisco, CA 94104
United States

Hambrecht & Quist RTS Software Investors, LLC
One Bush Street
San Francisco, CA 94104
United States

                                  SCHEDULE 5

                                 THE FOUNDERS


Samuel HaCohen
15 Ben Zeev St., Jerusalem

Vladimir Morgenstern
26 Lohamei Hagetaot St., Jerusalem

Yitzhak Chemo
24 David Meretz St., Jerusalem

Shimon Katz
54 Shmaryahu Levin St., Jerusalem

Sequel Technology Ltd.
c/o Hayman Friedlander
4 Hapalmah St., Kiriat Ono